UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 13, 2016 (December 7, 2016)

DGSE COMPANIES, INC.

(Exact name of Registrant as specified in its charter)

Nevada	1-11048	88-0097334
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

13022 Preston Road

Dallas, Texas 75240

(Address of principal executive offices) (Zip Code)

Registrant’s Telephone Number, including area code: (972) 587-4049

15850 Dallas Parkway, Suite 140

Dallas, Texas 75248

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02	Unregistered Sales of Equity Securities.

As previously reported on the Current Report on Form 8-K filed by DGSE Companies, Inc. (“DGSE” or the “Company”) with the Securities and Exchange Commission on June 22, 2016, DGSE entered into a stock purchase agreement (the “Purchase Agreement”) on June 20, 2016 with Elemetal, LLC (“Elemetal”), and NTR Metals, LLC (“NTR”), pursuant to which (i) DGSE agreed to sell and issue to NTR shares of the Company’s common stock, par value $0.01 per share (“Common Stock”) at a stock price of $0.41 per share in exchange for the cancellation and forgiveness of all amounts outstanding under that certain Loan Agreement between DGSE and NTR dated July 19, 2012 and an associated $7,500,000 Revolving Credit Note of the same date executed by DGSE in favor of NTR (which indebtedness and accrued interest as of September 30, 2016 was $2,429,608), and (ii) DGSE agreed to sell and issue to Elemetal 8,536,585 shares of Common Stock at a stock price of $0.41 per share and a warrant to purchase an additional 1,000,000 shares of Common Stock at an exercise price of $0.65 per share (the “Warrant”) in exchange for the cancellation and forgiveness of $3,500,000 of trade payables owed to Elemetal as a result of bullion-related transactions (together, the “Transactions”).

Upon satisfaction of various closing conditions, including obtaining the approval of DGSE’s stockholders of the Transactions and amendment of the Company’s Articles of Incorporation, as set forth in Item 5.07 below, the Transactions closed on December 9, 2016. In connection with the closing of the Purchase Agreement, DGSE entered into a registration rights agreement with NTR and Elemetal providing for, among other things, demand and piggyback registration rights with respect to the shares to be issued and registration procedures.

DGSE is issuing the Common Stock and the Warrant in reliance upon the exemption from registration under Section 4(a)(2) of the Securities Act, and in reliance upon issuance being a transaction by DGSE not involving any public offering. The shares of Common Stock, the Warrant, and the shares of Common Stock issuable upon exercise of the Warrant, will be deemed “restricted securities” under Rule 144 promulgated under the Securities Act.

Item 5.01	Changes in Control of Registrant.

As of October 31, 2016, Elemetal beneficially owned 4,278,142 shares of Common Stock, or 34.6%, of the issued and outstanding Common Stock of the Company. As of October 31, 2016, NTR (an affiliate of Elemetal) owned 416,900 shares of Common Stock, or 3.4% of the issued and outstanding shares of Common Stock of the Company. Assuming the full exercise of the Warrant, Elemetal will acquire a total of 9,536,585 shares of our Common Stock and NTR will acquire 5,948,560 shares of our Common Stock pursuant to the Transactions. As a result of the closing of the Transactions on December 9, 2016, Elemetal and NTR collectively beneficially own greater than 70% of the outstanding Common Stock of the Company (assuming the exercise of the Warrant).

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On December 7, 2016, the Company held its 2016 annual meeting (the “Annual Meeting”) of stockholders (the “Stockholders”) at the Company’s corporate office at 15850 Dallas Parkway, Suite 140, Dallas, Texas 75248. The matters submitted to the Stockholders for a vote at the Annual Meeting were set forth in the Company’s Definitive Proxy Statement on Schedule 14A, which was filed with the Securities and Exchange Commission on November 1, 2016 (the “Proxy Statement”) and distributed to the Stockholders. Stockholders representing 11,199,973, or 90.40%, of the shares of the Common Stock, outstanding and entitled to vote as of the record date, October 31, 2016, were represented at the meeting either in person or by proxy.

The matters proposed to the Stockholders for a vote were: (i) the election of each of Matthew M. Peakes, Douglas J. Lattner, William E. LeRoy, J. Marcus Scrudder and Michael J. Noel as members of the Company’s Board of Directors; (ii) the approval of issuance to Elemetal and NTR of shares of the Company’s common stock and issuance of a warrant to Elemetal to purchase additional shares of the Company’s common stock in consideration of cancellation and forgiveness of debt owed to NTR and Elemetal by the Company which issuances may be deemed to result in a change in control of the Company; (iii) the approval of amendment to the Company’s Articles of Incorporation increasing the Company’s authorized shares; (iv) the adoption of the Company’s 2016 Equity Incentive Plan; (v) the advisory vote to approve Named Executive Compensation; (vi) the ratification of the Company’s appointment of Whitley Penn LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015; and (vii) to adjourn the Annual Meeting, if necessary, to solicit additional proxies in favor of proposals one through six.

The final voting results of the Annual Meeting are set forth below.

Proposal One

The nominees named in the Proxy Statement (the “Proxy Statement Nominees”) were elected to the Board of Directors to serve until the next annual meeting of Stockholders and until their respective successors are duly-elected and qualified (or until their death, resignation or removal, if earlier). The Proxy Statement Nominees were the only nominees to receive votes for their election at the meeting, and the Proxy Statement Nominees constitute the five nominees receiving the highest number of votes in favor of their election as directors. The results of the vote with respect to their respective elections were as follows:

Nominees	Votes For	Votes Withheld	Broker Non-Votes
Matthew M. Peakes	9,701,746	3,520	1,494,707
Douglas J. Lattner	9,701,773	3,493	1,494,707
William E. LeRoy	9,701,579	3,687	1,494,707
J. Marcus Scrudder	9,701,773	3,493	1,494,707
Michael J. Noel	9,701,746	3,520	1,494,707

Proposal Two

The proposal to approve the issuance to Elemetal and NTR of shares of the Company’s common stock and issuance of a warrant to Elemetal to purchase additional shares of the Company’s common stock in consideration of cancellation and forgiveness of debt owed to NTR and Elemetal by the Company which issuances may be deemed to result in a change in control of the Company was approved by the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes

5,522,731	3,295	7,240	1,494,707

Proposal Three

The proposal to amend the Company’s Articles of Incorporation increasing the Company’s authorized shares was approved by the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes

9,660,402	10,640	34,224	1,494,707

Proposal Four

The proposal to adopt the Company’s 2016 Equity Incentive Plan was approved by the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes

9,692,860	11,761	645	1,494,707

Proposal Five

The proposal to provide advisory approval of the compensation of the Company’s named executive officers was approved by the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes

9,664,632	11,982	28,652	1,494,707

Proposal Six

The proposal to ratify the Company’s appointment of Whitley Penn LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016 was approved by the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes

10,929,458	4,109	266,406	0

Proposal Seven

The proposal to adjourn the Annual Meeting, if necessary, to solicit additional proxies in favor of proposals one through six was approved by the following vote. It was not necessary to adjourn the Annual Meeting as proposals one through six were approved at the Annual Meeting.

Votes For	Votes Against	Abstentions

11,088,338	110,063	1,572

Item 8.01.	Other Events.

Effective December 12, 2016, the Company moved its principal executive offices to 13022 Preston Road, Dallas, Texas 75240. The Company’s main telephone number remains (972) 587-4049.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

4.1	Warrant to Purchase Shares of Common Stock of DGSE Companies, Inc. issued to Elemetal, LLC dated December 9, 2016.

10.1	Registration Rights Agreement by and among DGSE Companies, Inc., Elemetal, LLC, and NTR Metals, LLC dated as of December 9, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

	By:	/s/ STEPHEN R. PATTERSON
Stephen R. Patterson
Chief Financial Officer

Date: December 13, 2016